UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Taxable Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End 31 March
Funds 2021

Nuveen Municipal
Closed-End Funds

NBB Nuveen Taxable Municipal Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders

Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
May 24, 2021

Portfolio Manager’s Comments
Nuveen Taxable Municipal Income Fund (NBB)
The Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio manager Daniel J. Close, CFA, discusses U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Nuveen Taxable Municipal Income Fund (NBB). Dan has managed NBB since its inception in April 2010.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 overall compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of government stimulus aiding individuals and businesses, accommodative monetary policy that kept borrowing costs low, gradual reopening of businesses and vaccine rollouts. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “advance” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of March 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.0% in March 2021 as reported by the Bureau of Labor Statistics, up from 4.4% in March 2020. The average hourly earnings rate increased, growing at an annualized rate of 4.2% in March 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in March 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.6% over the twelve-month reporting period ended March 31, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 crisis recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs. However, the plan is expected to face legislative hurdles.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. However, market volatility picked up in early 2021, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
The U.S. Treasury yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.

While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage NBB during the twelve-month reporting period ended March 31, 2021?
The Fund’s primary investment objective to provide current income through investments in taxable municipal securities. The Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities, which make up approximately 80% of its managed assets. Under normal circumstances, the Fund may invest 20% of its managed assets in securities other than taxable municipal securities including tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of the Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by NAM. In addition, the Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. The Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including inverse floating rate securities.
The twelve-month reporting period was bookended by challenging conditions in the municipal bond market, with the advent of the COVID-19 crisis just prior to the start of the reporting period and a sudden increase in long-term interest rates late in the reporting period. The health and economic crisis and the anticipated recovery from the COVID-19 crisis recession contributed to elevated interest rate volatility and considerable swings in municipal market valuations during this reporting period. Municipal yields ended the reporting period lower than where they began and credit spreads largely recovered from the dramatic widening seen at the peak of the market sell-off in March-April 2020. The U.S. Treasury yield curve steepened over the reporting period as a whole, with the market pricing in the prospects for a strengthening economic recovery aided by massive fiscal stimulus, accommodative monetary policy and vaccination progress. The taxable municipal market, which tracks the Treasury yield curve, posted gains in this reporting period.
The Fund continued to invest according to its expanded mandate (following the elimination of the contingent term in November 2018), which provides the flexibility to seek higher yielding bonds. The Fund’s perpetual strategy affords us the time horizon to see credit situations develop. Additionally, given the smaller volume of buyers in the taxable municipal market compared to the tax exempt market, our deep credit analysis can take advantage of overlooked areas of the market to source attractively undervalued credit stories. Issuance in the taxable municipal market has accelerated over the past year as municipal issuers, which are prohibited from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds, have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt.
The Fund was an active buyer during the reporting period. Municipal bond prices were significantly dislocated from fundamentals, especially among lower rated, higher yielding bonds, which provided an attractive entry point for investments that were likely to enhance the Fund’s income distribution capability, portfolio value and total return over time. The increase in taxable municipal issuance has been an overall positive development for NBB, with a notable increase in small deals coming to market in 2021 that offered more attractive credit spreads. In this reporting period, the Fund continued to seek bonds that were out of favor at the time of purchase but had the potential to rebound as the economy reopens. New purchases were funded with the proceeds from called and maturing bonds, the selective sale of higher grade, lower yielding paper, cash from the use of reverse repurchase agreements

Portfolio Manager’s Comments (continued)
(part of the Fund’s leverage strategy) and the opportunistic sale of two credits. As the Fund reached its 10-year mark in 2020, callable structures started to mature, providing ample cash to reinvest. As a closed-end fund, NBB did not need to sell positions to meet investor redemptions, allowing the Fund to continue investing to pursue its investment objectives.
During the reporting period, mid to lower investment grade (A and BBB rated) and below investment grade bonds continued to trade relatively cheaply in the marketplace. The bonds added to the Fund were primarily rated BBB and below, including below investment grade and non-rated credits, in both the new issue and secondary markets across a diverse group of sectors. In addition to the bonds discussed in the September 30, 2020 semiannual report, the bonds NBB bought in the second half of the reporting period included tax increment (Memphis-Shelby County Industrial Development Board Graceland Project), transportation other (two car rental facilities and the New York Metropolitan Transit Authority), dedicated tax (Washington State Convention Center and Chicago Transit Authority), tax specialty (Chino Public Financing Authority in California), tobacco (West Virginia Tobacco Settlement), utility (Municipal Electric Authority of Georgia), housing other (California Municipal Finance Authority for Windsor Mobile Country Club), other revenue (California Infrastructure & Economic Development Bank Gladstone Institutes), local appropriation (Cincinnati City School District), and health care (Westchester County Healthcare and Tarrant County Cultural Education Facilities).
How did NBB perform during the twelve-month reporting period ended March 31, 2021?
The table in NBB’s Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended March 31, 2021. The Fund’s total returns at NAV are compared with the performance of its corresponding market index.
For the twelve months ended March 31, 2021, the total return on common share NAV for NBB outperformed the return for the Bloomberg Barclays Taxable Municipal Long Bond Index.
As part of its approach to investing, the Fund uses an integrated leverage and hedging strategy in an effort to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Taxable Municipal Long Bond Index. As part of this integrated strategy, NBB used inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs) and reverse repurchase agreements (known as reverse repos) as leverage to potentially magnify performance. During this reporting period, the Fund used interest rate swaps to reduce its leverage-adjusted duration to a level close to that of the Bloomberg Barclays Taxable Municipal Long Bond Index. In addition, the Fund entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected and contributed positively to the Fund’s performance, although the performance was somewhat counterintuitive. Due to the path of interest rates and credit spread contraction during this reporting period, the use of both inverse floaters (which have long duration profiles and benefited mostly from the low interest rate environment in 2020) and duration-shortening swaps (which benefited from the meaningful increase in rates in early 2021) contributed positively to performance. Leverage is discussed in more detail later in this report. The Fund also managed the duration of its portfolio by shorting interest rate futures contracts, which had a positive impact on performance during the reporting period. The Fund uses these strategies to help manage the portfolio’s duration and enhance income, along with the allocation of bonds by effective duration.
Generally speaking, longer duration bonds outperformed and shorter duration bonds underperformed during the reporting period. The Fund’s overweight to the 6- to 8-year duration segment, which was the best performing segment, was advantageous, although it was partially offset by an overweight to durations of zero to 2 years, which detracted. In aggregate, this positioning added modestly to the Fund’s relative performance.
The Fund’s credit quality positioning was a strong positive contributor to relative performance. The Fund was well positioned to take advantage of the recovery in credit spreads as the Fund continued to invest in out-of-favor names that we believed would be resilient over the longer term. During the reporting period, bonds rated BBB and below were the best performing areas of the market, while high quality (AAA and AA rated) and medium quality (A rated) lagged. The Fund’s overweight allocations to BBB, BB and B rated credit added meaningfully to performance, as did the Fund’s underweight to AAA and AA rated paper, to a lesser extent.
Individual credit selection also contributed to relative outperformance. The top contributors were predominantly long duration bonds with a credit component (i.e., BBB or A rated). Tender option bonds, with their long duration profiles, also added value, as did the futures and swaps positions, as explained in the discussion of the Fund’s integrated leverage and hedging strategy.
Sector positioning, however, was less favorable during the reporting period. The Fund has been systematically underweight to state and local general obligation (GO) bonds and these bonds outperformed during the reporting period. Additionally, the Fund’s overweight to appropriation debt, a sector that underperformed, detracted from relative performance.

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Fund’s use of leverage had a positive impact on total return performance during this reporting period.
As of March 31, 2021, the Fund’s percentages of leverage are as shown in the accompanying table.

NBB
Effective Leverage*	37.66%
Regulatory Leverage*	0.00%
*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE
Reverse Repurchase Agreements
As noted previously, the Fund used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Subsequent to the Close of the Reporting Period
Current Reporting Period
Outstanding			Outstanding				Outstanding
Balance as of			Balance as of	Average Balance			Balance as of
April 1, 2020	Sales	Purchases	March 31, 2021	Outstanding	Sales	Purchases	May 27, 2021
$178,867,000	$2,286,961,995	$(2,235,335,810)	$230,493,185	$208,908,068	$422,986,370	$(417,986,370)	$235,493,185

Refer to Notes to Financial Statements, Note 9 - Fund Leverage for further details.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2021. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2020	$0.0925
May	0.0925
June	0.0925
July	0.0925
August	0.0925
September	0.0925
October	0.0925
November	0.0925
December	0.0925
January	0.0995
February	0.0995
March 2021	0.0995
Total Distributions from Net Investment Income	$1.1310

Yields
Market Yield*	5.29%
* Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, the Fund was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

NBB
Maximum aggregate offering	$162,000,000*
* Represents maximum aggregate offering for the period January 21, 2021 through March 31, 2021.

During the current reporting period, the Fund sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

NBB
Common shares sold through shelf offering	337,654
Weighted average premium to NAV per common share sold	2.11%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2021, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

NBB
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	2,735,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of March 31, 2021, and during the current reporting period, the Fund’s common share prices were trading at a premium/(discount) to its common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
NBB
Common share NAV	$22.11
Common share price	$22.59
Premium/(Discount) to NAV	2.17%
Average premium/(discount) to NAV	0.40%

NBB	Nuveen Taxable Municipal Income Fund
Performance Overview and Holding Summaries
as of March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2021
		Average Annual
	1-Year	5-Year	10-Year
NBB at Common Share NAV	16.99%	5.70%	7.80%
NBB at Common Share Price	24.16%	6.82%	8.84%
Bloomberg Barclays Taxable Municipal Long Bond Index	5.85%	5.82%	7.65%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	139.5%
Short-Term Investments	1.1%
Other Assets Less Liabilities	3.0%
Net Assets Plus Floating Rate Obligations
& Reverse Repurchase Agreements	143.6%
Floating Rate Obligations	(6.0%)
Reverse Repurchase Agreements	(37.6%)
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.4%
AAA	6.6%
AA	44.8%
A	25.3%
BBB	12.9%
BB or Lower	2.4%
N/R	4.9%
N/A	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	31.0%
Transportation	20.5%
Utilities	16.3%
Tax Obligation/General	9.5%
Health Care	5.4%
Other[1]	16.6%
Repurchase Agreements	0.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	21.6%
New York	17.9%
Texas	11.3%
Illinois	7.8%
Georgia	5.6%
Washington	4.9%
Ohio	4.5%
Virginia	4.4%
New Jersey	3.0%
Other[2]	19.0%
Total	100%

1	“Other” sectors include six sectors that individually constitute less than 5.4% as a percentage of total investments.
2	See Portfolio of Investments for details on “other” States and Territories.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Taxable Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Taxable Municipal Income Fund (the Fund), including the portfolio of investments, as of March 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 27, 2021

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 139.5% (99.3% of Total Investments)

	MUNICIPAL BONDS – 139.5% (99.3% of Total Investments)

	Arizona – 0.5% (0.3% of Total Investments)
$ 2,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	5/21 at 101.50	BB	$ 1,979,340
	Basis Schools, Inc Projects, Series 2018A, 6.000%, 7/01/33, 144A
1,000	Northern Arizona University, System Revenue Bonds, Taxable Series 2020A, 3.462%,	No Opt. Call	AA	983,820
	6/01/44 – BAM Insured
3,000	Total Arizona			2,963,160
	California – 30.2% (21.5% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds,
	Community Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street
	Project, Taxable Refunding:
1,950	5.100%, 9/01/28	No Opt. Call	N/R	1,977,846
6,125	5.500%, 9/01/38	9/28 at 100.00	N/R	6,184,841
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,766,822
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
65	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	No Opt. Call	AA–	77,394
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30
	California Infrastructure and Economic Development Bank, Revenue Bonds, J David
	Gladstone Institutes Project, Taxable Series 2019:
2,480	4.000%, 10/01/39	10/29 at 100.00	A	2,495,662
8,260	4.658%, 10/01/59	10/29 at 100.00	A	8,529,937
1,000	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA	1,407,610
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
8,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile	11/30 at 100.00	N/R	8,043,548
	Country Club, Taxable Refunding Series 20202B, 6.375%, 11/15/48, 144A
4,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	No Opt. Call	Aa3	7,045,690
	Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34 (4)
7,010	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	10,112,836
	2010B, 6.484%, 11/01/41 (4)
4,110	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond	No Opt. Call	Aa2	6,832,957
	Series 2010, 7.600%, 11/01/40 (4)
2,720	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	No Opt. Call	BB	3,039,872
	Linda University Medical Center, Series 2014B, 6.000%, 12/01/24
2,025	Chino Public Financing Authority, California, Local Agency Bonds, Refunding Series	9/31 at 100.00	N/R	2,046,451
	2021A, 4.001%, 9/01/38
	Los Angeles Community College District, California, General Obligation Bonds, Build
	America Taxable Bonds, Series 2010:
7,500	6.600%, 8/01/42 (4)	No Opt. Call	Aaa	11,775,300
10,000	6.600%, 8/01/42 (UB) (4)	No Opt. Call	Aaa	15,700,400
2,000	Los Angeles Community College District, Los Angeles County, California, General	No Opt. Call	Aaa	8,424,980
	Obligation Bonds, Tender Option Bond Trust 2016-XG002, 22.161%, 8/01/49, 144A (IF) (4)
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,
	Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA+	2,808,459
11,380	7.618%, 8/01/40 (4)	No Opt. Call	AA+	17,977,555
3,390	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	Aa3	4,407,949
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 80	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	No Opt. Call	Aa2	$ 110,111
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39
1,785	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	No Opt. Call	Aa2	2,782,494
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45
4,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds,	No Opt. Call	AA+	16,476,480
	Tender Option Bond Trust 2016-XFT906, 20.645%, 7/01/50, 144A (IF) (4)
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	AA–	5,628,105
	Series 2015, 5.637%, 4/01/50 (4)
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	No Opt. Call	AAA	3,213,694
	Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48 (4)
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue	No Opt. Call	Aa2	2,410,650
	Bonds, Taxable Build America Bond Series 2010G, 6.950%, 11/01/50
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	1,568,860
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E,
	8.406%, 8/01/39
	San Francisco City and County, California, Certificates of Participation, 525 Golden
	Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	Trust 2016-XFT901:
2,000	20.356%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA+	6,004,540
4,000	29.076%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA+	12,009,080
1,000	San Francisco City and County, California, Special Tax Bonds, Community Facilities	9/29 at 100.00	AA+	1,086,223
	District 2014-1 Transbay Transit Center, Taxable Series 2019A, 4.125%, 9/01/39
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build	No Opt. Call	AA–	3,016,940
	America Bond Series 2010H, 6.548%, 5/15/48 (4)
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable	No Opt. Call	AA–	3,407,301
	Bond Series 2010F, 5.946%, 5/15/45
4,790	Vernon, California, Electric System Revenue Bonds, Series 2008A, 8.590%, 7/01/38	No Opt. Call	BBB+	6,843,665
118,235	Total California			185,214,252
	Colorado – 1.9% (1.4% of Total Investments)
4,335	Colorado Bridge Enterprise, Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	5,921,393
	6.078%, 12/01/40 (4)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable	No Opt. Call	AA+	4,025,567
	Bonds, Series 2009C, 5.664%, 12/01/33 (4)
1,230	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	No Opt. Call	AA+	1,843,241
	Build America Series 2010B, 5.844%, 11/01/50
8,665	Total Colorado			11,790,201
	Georgia – 7.8% (5.5% of Total Investments)
3,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	3,864,866
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
2,348	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable	No Opt. Call	A	3,389,009
	Build America Bonds Series 2010A, 6.655%, 4/01/57
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds,
	Refunding Taxable Build America Bonds Series 2010A:
5,866	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	8,727,083
17,731	7.055%, 4/01/57	No Opt. Call	BBB+	24,697,510
4,926	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	No Opt. Call	A	7,056,298
	Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57
34,411	Total Georgia			47,734,766
	Hawaii – 0.9% (0.6% of Total Investments)
5,460	Hawaii State, Airports System Customer Facility Charge Revenue Bonds, Taxable Series	7/29 at 100.00	A2	5,232,919
	2019A, 2.970%, 7/01/39 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 10.9% (7.7% of Total Investments)
$ 4,030	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	AA	$ 5,012,998
	Series 2010C, 6.319%, 11/01/29 – BAM Insured
8,680	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable	No Opt. Call	AA	11,589,189
	Build America Bonds, Series 2010B, 6.200%, 12/01/40 (4)
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Taxable Refunding
	Series 2020B:
2,000	3.402%, 12/01/32 – BAM Insured	No Opt. Call	AA	2,114,500
1,000	3.912%, 12/01/40	No Opt. Call	AA	1,063,090
355	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third	No Opt. Call	A	511,058
	Lien, Taxable Build America Bond Series 2010B, 6.395%, 1/01/40
1,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond	No Opt. Call	A	1,349,500
	Series 2010B, 6.900%, 1/01/40
2,105	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B,	No Opt. Call	A	2,786,325
	6.742%, 11/01/40
3,560	Illinois International Port District, Revenue Bonds, Taxable Refunding Series 2020,	1/26 at 101.00	N/R	3,282,747
	5.000%, 1/01/35, 144A
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB–	2,484,960
	7.350%, 7/01/35
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB–	16,906,680
	6.725%, 4/01/35
10,312	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond	No Opt. Call	AA–	13,905,629
	Senior Lien Series 2009A, 6.184%, 1/01/34 (4)
2,420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond	No Opt. Call	AA–	3,236,968
	Senior Lien Series 2009B, 5.851%, 12/01/34 (4)
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	530,724
	Project, Build America Bond Series 2009C, 6.859%, 1/01/39
1,325	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	1,979,020
	Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
53,187	Total Illinois			66,753,388
	Indiana – 1.3% (0.9% of Total Investments)
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series	No Opt. Call	AA+	6,656,700
	2010A-2, 6.004%, 1/15/40 (4)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds,	No Opt. Call	AA+	1,377,630
	Series 2010B-2, 6.116%, 1/15/40 (4)
6,000	Total Indiana			8,034,330
	Kentucky – 1.3% (0.9% of Total Investments)
5	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project,	4/21 at 100.00	AA	5,012
	Build America Bond Series 2010B, 6.490%, 9/01/37 – AGM Insured
5,450	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and	No Opt. Call	AA	8,028,613
	Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43 (4)
5,455	Total Kentucky			8,033,625
	Maryland – 1.3% (1.0% of Total Investments)
2,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Terminal	No Opt. Call	Baa3	2,074,220
	Project, Refunding Series 2017B, 4.550%, 6/01/35
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Senior Parking Facilities Revenue, Series 2018B:
1,000	4.790%, 6/01/38	6/28 at 100.00	A1	1,004,480
1,785	5.050%, 6/01/43	6/28 at 100.00	A1	1,794,853
3,350	5.320%, 6/01/51	6/28 at 100.00	A1	3,386,214
8,135	Total Maryland			8,259,767

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.7% (1.2% of Total Investments)
$ 4,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender	No Opt. Call	AA+	$ 10,547,320
	Option Bond Trust 2016-XFT907, 16.473%, 6/01/40, 144A (IF) (4)
	Mississippi – 0.4% (0.3% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Taxable Build America Bond Series 2010F,	No Opt. Call	AA	2,663,316
	5.245%, 11/01/34
	New Jersey – 4.2% (3.0% of Total Investments)
3,320	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/30 at 100.00	AA	3,357,051
	Taxable Series 2020D, 3.958%, 7/01/48 – AGM Insured
3,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+	4,718,790
	7.414%, 1/01/40
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	13,495,776
	7.102%, 1/01/41 (4)
2,000	Rutgers State University, New Jersey, Revenue Bonds, Taxable Build America Bond Series	No Opt. Call	Aa3	2,675,200
	2010H, 5.665%, 5/01/40
860	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Taxable Build	No Opt. Call	Baa1	1,088,125
	America Bond Series 2009P-3, 7.365%, 1/01/40
530	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	No Opt. Call	BBB+	651,651
	Build America Bond Series 2009A-5, 7.000%, 11/01/38
18,515	Total New Jersey			25,986,593
	New York – 25.0% (17.8% of Total Investments)
	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,
	Taxable Series 2018B:
5,000	5.096%, 8/01/34	No Opt. Call	BBB	5,771,050
1,415	4.946%, 8/01/48 – AGM Insured	8/28 at 100.00	AA	1,582,593
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	32,952,250
	Build America Taxable Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	5,180,960
	Tender Option Bond Trust 2016-XFT903, 15.806%, 3/15/40, 144A (IF)
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America	No Opt. Call	A	6,767,853
	Taxable Bond Series 2010B, 5.850%, 5/01/41 (4)
1,410	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	2,216,661
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39
7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build	No Opt. Call	A3	8,870,370
	America Taxable Bonds, Series 2009A-1, 5.871%, 11/15/39
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build	No Opt. Call	A3	2,527,940
	America Taxable Bonds, Series 2010B-1, 6.548%, 11/15/31
10,925	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	A3	15,105,342
	Taxable Build America Bonds, Series 2010E, 6.814%, 11/15/40
6,315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	A3	8,653,124
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
2,110	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable	No Opt. Call	A3	2,626,212
	Green Climate Certified Series 2020C-2, 5.175%, 11/15/49
3,675	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	No Opt. Call	BBB+	4,266,638
	Regional Health Project, Taxable Series 2020B, 4.600%, 12/01/46
	New York City Industrial Development Agency, New York, Installment Purchase and Lease
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
940	6.027%, 1/01/46 – AMBAC Insured	No Opt. Call	AA	982,601
2,000	6.027%, 1/01/46 – AGM Insured	No Opt. Call	A2	2,693,340
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	2,061,015
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series
	AA, 5.440%, 6/15/43 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD:
$ 2,025	5.952%, 6/15/42 (UB)	No Opt. Call	AA+	$ 2,924,505
2,595	5.952%, 6/15/42	No Opt. Call	AA+	3,747,699
3,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	11,721,066
	Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908,
	17.035%, 6/15/44, 144A (IF)
10,905	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	No Opt. Call	AA	15,350,968
	Fiscal 2011 Taxable Build America Bond Series 2010S-1B, 6.828%, 7/15/40 (4)
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	12,936,900
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
2,970	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	No Opt. Call	AA	4,449,238
	2010-C1, 8.572%, 11/01/40 – AGM Insured
108,480	Total New York			153,388,325
	Ohio – 6.3% (4.5% of Total Investments)
6,350	American Municipal Power Inc, Ohio, Combined Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	9,883,013
	America Bond Series 2010B, 7.834%, 2/15/41
1,500	American Municipal Power Inc, Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	2,324,955
	America Bond Series 2010B, 7.499%, 2/15/50
7,040	American Municipal Power Inc, Ohio, Prairie State Energy Campus Project Revenue Bonds,	No Opt. Call	A1	9,822,982
	Build America Bond Series 2009C, 6.053%, 2/15/43 (4)
1,700	Cincinnati City School District, Ohio, Certificates of Participation, School Energy	No Opt. Call	Aa3	2,096,683
	Conservation Improvement Project, Taxable Series 2012, 5.150%, 6/15/32
	Columbus Regional Airport Authority, Ohio, Customer Facility Charge Revenue Bonds,
	Taxable Series 2019:
1,530	4.059%, 12/15/39	12/29 at 100.00	A3	1,548,865
2,300	4.199%, 12/15/48	12/29 at 100.00	A3	2,324,104
10,575	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	1/26 at 100.00	N/R	10,544,544
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Kenwood Collection
	Redevelopment, Refunding, 6.600%, 1/01/39
30,995	Total Ohio			38,545,146
	Oklahoma – 3.3% (2.3% of Total Investments)
18,200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	20,236,762
	Project, Taxable Series 2018D, 5.450%, 8/15/28
	Oregon – 0.6% (0.5% of Total Investments)
	Port of Portland, Oregon, Portland International Airport Customer Facility Charge
	Revenue Bonds, Taxable Series 2019:
1,500	4.067%, 7/01/39	7/29 at 100.00	A–	1,497,315
2,450	4.237%, 7/01/49	7/29 at 100.00	A–	2,456,983
3,950	Total Oregon			3,954,298
	Pennsylvania – 1.4% (1.0% of Total Investments)
1,915	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build	No Opt. Call	A1	2,514,337
	America Taxable Bonds, Series 2009D, 6.218%, 6/01/39
1,640	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	2,250,031
	Series 2009A, 6.105%, 12/01/39
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	3,656,399
	Series 2010B, 5.511%, 12/01/45
6,270	Total Pennsylvania			8,420,767

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 3.6% (2.6% of Total Investments)
	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,
	Federally Taxable Build America Series 2010C:
$ 1,050	6.454%, 1/01/50	No Opt. Call	A	$ 1,557,013
2,000	6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	3,010,780
8,980	6.454%, 1/01/50 (UB)	No Opt. Call	A	13,323,587
210	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A	699,950
	Federally Taxable Build America, Tender Option Bond Trust 2016-XFT909, 19.600%,
	1/01/50, 144A (IF)
2,585	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	No Opt. Call	AA	3,409,486
	Series 2013C, 5.784%, 12/01/41 – AGM Insured
14,825	Total South Carolina			22,000,816
	Tennessee – 4.2% (3.0% of Total Investments)
1,500	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital	No Opt. Call	A	1,913,265
	Project, Series 2018B, 5.308%, 4/01/48
	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Taxable Series 2017B:
4,750	5.200%, 7/01/37	7/27 at 100.00	BB	4,449,610
1,515	5.450%, 7/01/45	7/27 at 100.00	BB	1,387,070
5,010	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	A+	7,291,504
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2,
	7.431%, 7/01/43 (4)
7,350	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	AA	10,480,953
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series
	2010B, 6.731%, 7/01/43 (4)
20,125	Total Tennessee			25,522,402
	Texas – 15.8% (11.3% of Total Investments)
	Austin, Texas, Rental Car Special Facility Revenue Bonds, Taxable Series 2013:
6,560	5.460%, 11/15/32 (Pre-refunded 11/15/22)	11/22 at 100.00	A3 (5)	7,109,793
15,000	5.750%, 11/15/42 (Pre-refunded 11/15/22) (4)	11/22 at 100.00	A3 (5)	16,327,050
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA+	3,638,477
	Series 2009B, 5.999%, 12/01/44
14,090	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	No Opt. Call	A	19,168,459
	Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42 (4)
1,000	Fort Worth, Tarrant, Denton, Parker, Johnson, and Wise Counties, Texas, Special Tax	9/24 at 100.00	AA	1,026,770
	Revenue Bonds, Taxable Series 2017B, 4.238%, 3/01/47
16,145	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Taxable	4/30 at 100.00	Aa1	16,244,937
	Refunding Subordinate Lien Series 2020B Tela Supported, 3.236%, 10/01/52 (4)
3,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Consolidated Rental Car	No Opt. Call	A3	3,348,510
	Facility Project, Taxable Series 2001, 6.880%, 1/01/28 – NPFG Insured
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series	No Opt. Call	A+	16,328,466
	2009B, 6.718%, 1/01/49 (4)
	San Antonio, Texas, Customer Facility Charge Revenue Bonds, Rental Car Special
	Facilities Project, Series 2015:
7,545	5.671%, 7/01/35	7/25 at 100.00	A3	8,011,734
2,000	5.871%, 7/01/45	7/25 at 100.00	A3	2,098,655
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America	No Opt. Call	Aa2	1,396,770
	Taxable Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	11,876

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Hendrick Medical Center, Taxable Series 2021:
$ 1,000	3.292%, 9/01/40 – AGM Insured	9/30 at 100.00	AA	$ 1,004,536
1,400	3.422%, 9/01/50 – AGM Insured	9/30 at 100.00	AA	1,382,732
81,555	Total Texas			97,098,765
	Utah – 1.3% (0.9% of Total Investments)
8,500	Salt Lake County, Utah, Convention Hotel Revenue Bonds, Taxable Series 2019, 5.750%,	10/29 at 100.00	N/R	7,900,920
	10/01/47, 144A
	Virginia – 6.2% (4.4% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles
	Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D:
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,678,940
10,260	7.462%, 10/01/46 (4)	No Opt. Call	A–	16,741,242
11,895	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/25 at 100.00	B–	12,487,847
	Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
5,930	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 117.16	N/R	7,058,360
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B,
	12.000%, 4/01/48, 144A
29,085	Total Virginia			37,966,389
	Washington – 6.9% (4.9% of Total Investments)
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	8,912,880
	America Bonds, Tender Option Bond Trust 2016-XFT905, 24.631%, 2/01/40, 144A (IF) (4)
26,255	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	No Opt. Call	Baa1	33,330,197
	Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
30,255	Total Washington			42,243,077
	West Virginia – 2.1% (1.5% of Total Investments)
	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed
	Bonds, Taxable Refunding Class 1 Senior Series 2020A:
8,500	4.006%, 6/01/40	12/30 at 100.00	A–	8,788,320
4,000	4.306%, 6/01/49	12/30 at 100.00	BBB+	4,098,749
12,500	Total West Virginia			12,887,069
	Wisconsin – 0.4% (0.3% of Total Investments)
2,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral	12/30 at 100.00	AA	2,168,780
	Obligation Taxable Senior Series 2020A, 4.473%, 12/15/47 – AGM Insured
$ 633,888	Total Long-Term Investments (cost $684,696,912)			855,547,153

Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1% (0.7% of Total Investments)
	REPURCHASE AGREEMENTS – 1.1% (0.7% of Total Investments)
$ 6,422	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/21, repurchase price
	$6,422,327, collateralized by $6,417,200, U.S. Treasury Notes, 1.125%, due 2/28/25, value $6,550,875	0.000%	4/01/21	$ 6,422,327
	Total Short-Term Investments (cost $6,422,327)			6,422,327
	Total Investments (cost $691,119,239) – 140.6%			861,969,480
	Floating Rate Obligations – (6.0)%			(36,810,000)
	Reverse Repurchase Agreements, including accrued interest – (37.6)% (6)			(230,725,452)
	Other Assets Less Liabilities – 3.0% (7)			18,730,035
	Net Assets Applicable to Common Shares – 100%			$ 613,164,063

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2021

Investments in Derivatives
Futures Contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury Ultra Bond	Short	(1,150)	6/21	$(218,443,313)	$(208,401,562)	$10,041,751	$1,329,688

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $258,651,746 have been pledged as collateral for reverse repurchase agreements.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Reverse Repurchase Agreements as a percentage of Total Investments is 26.8%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

Statement of Assets and Liabilities
March 31, 2021

Assets
Long-term investments, at value (cost $684,696,912)	$855,547,153
Short-term investments, at value (cost approximates value)	6,422,327
Cash collateral at brokers for investments in futures contracts(1)	9,085,282
Receivable for:
Interest	13,382,784
Investments sold	415,924
Shares sold	494,586
Variation margin on futures contracts	1,329,688
Deferred offering costs	228,841
Other assets	61,785
Total assets	886,968,370
Liabilities
Reverse repurchase agreements, including accrued interest	230,725,452
Floating rate obligations	36,810,000
Payable for:
Dividends	2,689,962
Interest(2)	26,942
Investments purchased - regular settlement	2,593,364
Accrued expenses:
Management fees	483,095
Trustees fees	71,670
Shelf offering costs	213,308
Other	190,514
Total liabilities	273,804,307
Commitments and contingencies (Note 8)
Net assets applicable to common shares	$613,164,063
Common shares outstanding	27,726,892
Net asset value (“NAV”) per common share outstanding	$ 22.11
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 277,269
Paid-in surplus	505,858,556
Total distributable earnings	107,028,238
Net assets applicable to common shares	$613,164,063
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
(2)	Excludes accrued interest on reverse repurchase agreements, which is recognized above.
See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2021

Investment Income	$40,484,618
Expenses
Management fees	5,528,535
Interest expense	2,328,138
Custodian fees	72,127
Trustees fees	23,124
Professional fees	95,254
Shareholder reporting expenses	88,625
Shareholder servicing agent fees	193
Stock exchange listing fees	6,877
Investor relations expenses	41,859
Other	37,844
Total expenses	8,222,576
Net investment income (loss)	32,262,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,316,584
Futures contracts	8,915,473
Swaps	(4,266,290)
Change in net unrealized appreciation (depreciation) of:
Investments	14,302,069
Futures contracts	30,909,334
Swaps	4,142,330
Net realized and unrealized gain (loss)	59,319,500
Net increase (decrease) in net assets applicable to common shares from operations	$91,581,542

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/21	3/31/20
Operations
Net investment income (loss)	$ 32,262,042	$ 30,428,404
Net realized gain (loss) from:
Investments	5,316,584	(832,494)
Futures contracts	8,915,473	(35,126,846)
Swaps	(4,266,290)	(10,217,319)
Change in net unrealized appreciation (depreciation) of:
Investments	14,302,069	23,095,958
Futures contracts	30,909,334	(15,380,199)
Swaps	4,142,330	253,551
Net increase (decrease) in net assets applicable to common shares from operations	91,581,542	(7,778,945)
Distributions to Common Shareholders
Dividends	(31,011,310)	(32,067,897)
Return of capital	—	(143,927)
Decrease in net assets applicable to common shares from distributions to common shareholders	(31,011,310)	(32,211,824)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs and adjustments	7,750,610	—
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	669,800	66,206
Net increase (decrease) in net assets applicable to common shares from capital share transactions	8,420,410	66,206
Net increase (decrease) in net assets applicable to common shares	68,990,642	(39,924,563)
Net assets applicable to common shares at the beginning of period	544,173,421	584,097,984
Net assets applicable to common shares at the end of period	$613,164,063	$544,173,421

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended March 31, 2021

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ 91,581,542
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(176,102,089)
Proceeds from sales and maturities of investments	77,788,555
Proceeds from (Purchase of) short-term investments, net	(6,422,327)
Premiums received (paid) for interest rate swaps	603
Amortization (Accretion) of premiums and discounts, net	643,488
Amortization of deferred offering costs	1,159
(Increase) Decrease in:
Receivable for interest	(1,540,390)
Receivable for investments sold	16,606,220
Receivable for variation margin on futures contracts	1,975,562
Receivable for variation margin on swap contracts	211,586
Other assets	(10,700)
Increase (Decrease) in:
Payable for interest	85,689
Payable for investments purchased - regular settlement	129,330
Accrued management fees	20,690
Accrued Trustees fees	16,825
Accrued other expenses	36,273
Net realized (gain) loss from:
Investments	(5,316,584)
Paydowns	322,612
Change in net unrealized appreciation (depreciation) of investments	(14,302,069)
Net cash provided by (used in) operating activities	(14,274,025)
Cash Flow from Financing Activities:
Proceeds from reverse repurchase agreements	2,286,961,995
(Repayments of) reverse repurchase agreements	(2,235,335,810)
Proceeds from shelf offering, net of offering costs	7,256,024
(Payments for) deferred offering costs	(230,000)
Increase (Decrease) in:
Accrued shelf offering costs	213,308
Cash overdraft	(21,139,806)
Cash distributions paid to common shareholders	(30,088,980)
Net cash provided by (used in) financing activities	7,636,731
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(6,637,294)
Cash and cash collateral at brokers at the beginning of period	15,722,576
Cash and cash collateral at brokers at the end of period	$ 9,085,282
The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
Cash	$ —
Cash collateral at brokers for investments in futures	9,085,282
Total cash and cash collateral at brokers	$ 9,085,282
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding costs)	$ 2,242,449
Non-cash financing activities not included herein consists of reinvestments of common share distributions	669,800

 See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

						Less Distributions
		Investment Operations				to Common Shareholders				Common Share
										Premium
						From				from
						Accum-				Shares
	Beginning	Net	Net		From	ulated				Sold
	Common	Investment	Realized/		Net	Net			Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized	Return of		Offering	Shelf	Ending	Share
	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Capital	Total	Costs	Offering	NAV	Price
Year Ended 3/31:
2021	$19.89	$1.18	$ 2.16	$ 3.34	$(1.13)	$ —	$ —	$(1.13)	$ —*	$0.01	$22.11	$22.59
2020	21.35	1.11	(1.39)	(0.28)	(1.17)	—	(0.01)	(1.18)	—	—	19.89	19.15
2019	21.96	1.08	(0.45)	0.63	(1.24)	—	—	(1.24)	—	—	21.35	20.52
2018	21.41	1.18	0.61	1.79	(1.24)	—	—	(1.24)	—	—	21.96	20.79
2017	22.09	1.22	(0.62)	0.60	(1.28)	—	—	(1.28)	—	—	21.41	20.90

Borrowings at
the End of Period
Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Year Ended 3/31:
2021	$ —	$ —
2020	—	—
2019	—	—
2018	90,175	7,445
2017	90,175	7,281

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)

	Based on	Ending		Net	Portfolio
Based on	Share	Net		Investment	Turnover
NAV(b)	Price(b)	Assets (000)	Expenses	Income (Loss)	Rate(d)
16.99%	24.16%	$613,164	1.37%	5.36%	9%
(1.74)	(1.44)	544,173	1.83	5.05	16
3.06	4.97	584,098	1.64	5.12	4
8.47	5.42	581,186	1.34	5.37	6
2.66	2.70	566,432	1.21	5.48	11
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 9 – Fund Leverage), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 9 – Fund Leverage) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

Year Ended 3/31:
2021	0.39%
2020	0.85
2019	0.63
2018	0.47
2017	0.33
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information

Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Taxable Municipal Income Fund (NBB) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on December 4, 2009.
The end of the reporting period for the Fund is March 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the amortization of premiums and the accretion of discounts for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.
3. Investment Valuation and Fair Value Measurements
The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments)

Notes to Financial Statements (continued)
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$855,547,153	$ —	$855,547,153
Short-Term Investments:
Repurchase Agreements	—	6,422,327	—	6,422,327
Investments in Derivatives:
Futures Contracts**	10,041,751	—	—	10,041,751
Total	$10,041,751	$861,969,480	$ —	$872,011,231
*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Fund holds liabilities in floating rate obligations, which are not reflected in the tables above. The fair values of the Fund’s liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$ 36,810,000
Floating rate obligations: externally-deposited Inverse Floaters	103,190,000
Total	$140,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$36,810,000
Average annual interest rate and fees	0.73%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

Notes to Financial Statements (continued)
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ 36,810,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	103,190,000
Total	$140,000,000

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

	Short-Term	Collateral Pledged
Counterparty	Investments, at Value	(From) Counterparty
Fixed Income Clearing Corporation	$6,422,327	$(6,550,875)

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$176,102,089
Sales and maturities	77,788,555

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts
Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$213,778,982
*  The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives			(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location		Value
Interest rate	Futures contracts	Receivable from variation margin on futures contracts*	$10,041,751	—		$ —
* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

		Net Realized	Change in net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Futures Contracts	Futures Contracts
Interest rate	Futures contracts	$8,915,473	$30,909,334

Interest Rate Swap Contracts
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights

Notes to Financial Statements (continued)
and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$3,000,000
* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

		Net Realized	Change in Net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Swaps	Swaps
Interest rate	Swaps	$(4,266,290)	$4,142,330

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs
The Fund has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:
Year Ended
3/31/21
Maximum aggregate offering	$162,000,000*
Common shares sold	337,654
Offering proceeds, net of offering cost	$7,750,610
* Represents maximum aggregate offering for the period January 21, 2021 through March 31, 2021.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Fund’s current and prior fiscal period, where applicable were as follows:

	Year Ended	Year Ended
	3/31/21	3/31/20
Common shares:
Sold through shelf offering	337,654	—
Issued to shareholders due to reinvestment of distributions	30,511	2,836
Weighted average common share:
Premium to NAV per shelf offering sold	2.11%	—

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.

Notes to Financial Statements (continued)

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$670,004,801
Gross unrealized:
Appreciation	$168,139,192
Depreciation	(2,947,289)
Net unrealized appreciation (depreciation) of investments	$165,191,903

Permanent differences, primarily due to bond premium amortization adjustments, taxable market discount, paydowns, and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of common share net assets as of March 31, 2021, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2021, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$2,559,985
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2021 and March 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021
Distributions from net ordinary income[1]	$31,011,310
Distributions from net long-term capital gains	—
Return of capital	—
2020
Distributions from net ordinary income[1]	$32,067,897
Distributions from net long-term capital gains	—
Return of capital	143,927
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2021, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$10,917,990
Long-term	47,115,698
Total	$58,033,688

A portion of NBB’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Fund’s tax year ended March 31, 2021, the Fund utilized $39,937,259 of its capital loss carryforwards.
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2021, the complex-level fee for the Fund was 0.1555%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the fund did not engage in inter-fund trades pursuant to these procedures.
8. Commitments and Contingencies
In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments.
From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. As of the end of the reporting period, the Fund is not subject to any material legal proceedings.

Notes to Financial Statements (continued)
9. Fund Leverage
Reverse Repurchase Agreements
During the current fiscal period, the Fund utilized reverse repurchase agreements as means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

	Interest	Principal			Value and
Counterparty	Rate	Amount	Maturity	Value	Accrued Interest
RBC Capital Markets, LLC	0.76%	$(187,493,185)	4/16/21	$(187,493,185)	$(187,678,803)
TD Securities (USA), LLC	0.77%	(43,000,000)	5/03/21	(43,000,000)	(43,046,649)
		$(230,493,185)		$(230,493,185)	$(230,725,452)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$208,908,068
Average interest rate	0.97%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

		Collateral
	Reverse Repurchase	Pledged to
Counterparty	Agreements*	Counterparty*
RBC Capital Markets, LLC	$(187,678,803)	$187,678,803
TD Securities (USA), LLC	(43,046,649)	43,046,649
	$(230,725,452)	$230,725,452
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

10. Inter-Fund Lending
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN TAXABLE MUNICIPAL INCOME FUND (NBB)

Investment Objectives
The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund seeks to enhance portfolio value and total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in taxable municipal securities. The Fund may invest up to 20% of its Assets in securities other than taxable municipal securities, including municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities.
The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the securities market offer the most favorable relative investment values and opportunities for income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•     The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•     The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

• The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•     The Fund may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. The Fund’s sub-adviser may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities, and such derivatives are not subject to this policy.

•     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in taxable municipal securities, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in taxable municipal securities (including Build America Bonds (“BABs”)) and tax-exempt municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. Build America Bonds are not guaranteed by the U.S. government or its agencies or instrumentalities.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods, including borrowings (including loans from financial institutions), issuances of debt securities and issuances of preferred shares of beneficial interest. The Fund may also use other forms of leverage including, but not limited to, reverse repurchase agreements and portfolio investments that have the economic effect of leverage, including, but not limited to, investments in inverse floating rate securities of tender option bond trusts.
Integrated Leverage and Hedging Strategy
The Fund employs an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the Bloomberg Barclays Taxable Municipal Long Bond Index (the “Index”). The Fund uses leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, the Fund’s sub-adviser believes that the use of leverage will generally increase common share net income.
The Fund’s leverage and hedging techniques are referred to as integrated because the Fund’s use of hedging strategies is expected to be directly calibrated to any increased interest rate risk, relative to the Fund’s benchmark, due to the use of leverage.
The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value (“NAV”). These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on the sub-adviser’s investment capabilities in executing the Fund’s investment strategy as well as the performance of taxable municipal securities relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than its net earnings (and, over time, distributions).
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the taxable bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.
PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risks of Nuveen Taxable Municipal Income Fund (NBB)
Portfolio Level Risks
Below Investment Grade Risk
Build America Bonds (“BABs”) Risk
Call Risk
Credit Risk
Credit Spread Risk
Deflation Risk
Defaulted and Distressed Securities Risk
Derivatives Risk
Duration Risk
Financial Futures and Options Risk
Hedging Risk
Illiquid Investments Risk
Income Risk
Inflation Risk
Insurance Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Municipal Securities Market Liquidity Risk
Municipal Securities Market Risk
Other Investment Companies Risk
Reinvestment Risk
Sector and Industry Risk
Special Risks Related to Certain Municipal Obligations
Swap Transactions Risk
Tax Risk
Unrated Securities Risk
Valuation Risk
Zero Coupon Bonds Risk

Shareholder Update (Unaudited) (continued)

Risks of Nuveen Taxable Municipal Income Fund (NBB)
Fund Level and Other Risks
Anti-Takeover Provisions
Counterparty Risk
Cybersecurity Risk
Economic and Political Events Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Leverage Risk
Market Discount from Net Asset Value
Recent Market Conditions
Reverse Repurchase Agreement Risk

Portfolio Level Risks:
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Build America Bonds (“BABs”) Risk. BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. BABs are not guaranteed by the U.S. government or its agencies or instrumentalities. While the federal subsidy continues for the life of the bonds, provided that the issuer continues to meet all applicable program eligibility requirements, there is no assurance that the federal subsidy will be continued at original levels. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019. Further decreases in the level of the subsidy may impair the ability of issuers to make interest payments when due.
BABs were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax free municipal bonds. Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the issuance of BABs ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that BABs will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. Changes to the U.S. federal income tax laws that take effect in 2018 may affect the demand for and supply of taxable municipal bonds, including BABs.
BABs involve similar risks as traditional municipal bonds, including credit and market risk. Because certain states, including California, New York, Illinois, Texas and Ohio, were heavy issuers of BABs, the Fund may have a greater exposure to the economic or other factors affecting such states than a more diversified national municipal bond fund. In addition, should a BAB’s issuer fail to continue to meet the applicable requirements, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. BABs may be subject to greater reinvestment risk, which is the risk that the Fund is unable to invest in bonds with similar yields, as BABs with attractive above-market purchase yields mature or are called.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Defaulted and Distressed Securities Risk. The Fund may hold investments that at the time of purchase are in default or involved in bankruptcy or insolvency proceedings, or may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Shareholder Update (Unaudited) (continued)

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
• If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
• If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
• If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to a regulated investment company under Subchapter M of the Code the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the

Shareholder Update (Unaudited) (continued)

pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

Shareholder Update (Unaudited) (continued)
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
SUMMARY OF FUND EXPENSES
The purpose of the table and the examples below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%*
Dividend Reinvestment Plan Fees(1)	$2.50
*  A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

As a Percentage
of Net Assets
Attributable
to Common
Annual Expenses	Shares(2)
Management Fees	0.92%
Fees on Reverse Repurchase Agreements and Interest and Related Expenses
from Inverse Floaters(3)	0.39%
Other Expenses(4)	0.06%
Total Annual Expenses	1.37%

(1)    You will be charged a $2.50 service charge and pay brokerage charges if you direct ComputerShare Inc. and ComputerShare Trust Company, N.A., as agent for the common shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(2) Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended March 31, 2021.
(3)    Currently the Fund employs leverage through its use of reverse repurchase agreements and through certain of its investments in inverse floating rate securities. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s NAV per share, net investment income and total return are not affected by this accounting treatment. The actual fees on the use of reverse repurchase agreements and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Nuveen Fund Advisors and Nuveen Asset Management.

(4)    Other Expenses is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the fee table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)
Example # 1 (At-the-Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.
1 Year	3 Years	5 Years	10 Years
$24	$53	$84	$173
Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.
1 Year	3 Years	5 Years	10 Years
$53	$82	$112	$198

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.
1 Year	3 Years	5 Years	10 Years
$14	$43	$75	$165

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.
(1) The examples assume that all dividends and distributions are reinvested at Common Shares NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low NAV of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 2021	$24.00	$21.70	$23.06	$21.81	4.61%	(1.83)%
December 2020	$23.87	$21.69	$22.88	$21.81	4.56%	(1.94)%
September 2020	$23.21	$21.59	$22.84	$21.89	2.97%	(3.18)%
June 2020	$21.64	$18.01	$21.96	$19.28	2.96%	(9.63)%
March 2020	$23.39	$16.80	$24.11	$18.09	3.95%	(18.21)%
December 2019	$22.51	$21.26	$22.68	$21.84	(0.18)%	(3.36)%
September 2019	$22.77	$21.12	$23.03	$21.67	(0.45)%	(5.13)%
June 2019	$21.37	$20.39	$21.98	$21.01	(1.83)%	(4.38)%

The NAV per Common Share, the market price, and percentage of premium/(discount) to NAV per Common Share on March 31, 2021 was $22.11, $22.59 and 2.17%, respectively. As of March 31, 2021, the Fund had 27,726,892 Common Shares outstanding and net assets applicable to Common Shares of $613,164,063.
Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Shareholder Update (Unaudited) (continued)

SENIOR SECURITIES
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable.

Borrowings at the End of Period
Year Ended 3/31:	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
2021	$ —	$ —
2020	—	—
2019	—	—
2018	90,175	7,445
2017	90,175	7,281
2016	89,500	7,532
2015	89,500	7,839
2014	89,000	7,379
2013	89,000	7,720
2012	44,000	13,863

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of March 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended March 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Nuveen Taxable Municipal Income Fund (NNB)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.68%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.95%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.36%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.62%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.60%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.57%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.45%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.47%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

UNRESOLVED STAFF COMMENTS
The Fund does not believe that there are any material unresolved written comments, received 180 days or more before March 31, 2021 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Taxable Municipal Income Fund (the “Fund”) long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Distribution Information
The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in the Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2020 and March 31, 2021:
NBB
April 1, 2020 through December 31, 2020	100.0%
January 1, 2021 through March 31, 2021	100.0%

The Fund had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
% of Section 163(j) Interest Dividends	100.0%
Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NBB
Common Shares repurchased	0

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

▪  Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

▪  Bloomberg Barclays Taxable Municipal Long Bond Index: A rules-based, market-value-weighted index engineered for the long-term taxable municipal bond market. Bonds in the index have effective maturities of 10+ years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

▪  Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

▪  Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

▪  Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

▪  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

▪  Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

▪ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
▪  Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

▪  Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

▪  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

▪  Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

▪  Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

▪ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	143
Chicago, IL 60606	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

▪ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman
333 W. Wacker Drive	Board Member	1999	(since 2009), United Fire Group, a publicly held company; formerly,	143
Chicago, IL 60606		Class III	Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents for the
State of Iowa University System (2000- 2004); formerly, Director
(2000-2004), Alliant Energy; formerly, Director (1996- 2015), The Gazette
Company (media and publishing); formerly, Director (1998- 2003), Federal
Reserve Bank of Chicago; formerly, President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

▪ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	143
Chicago, IL 60606		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

▪ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	143
Chicago, IL 60606		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

▪ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	143
Chicago, IL 60606		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

▪ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	143
Chicago, IL 60606		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

▪ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	143
Chicago, IL 60606		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

▪ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	143
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

▪ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	143
Chicago, IL 60606		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	143
Chicago, IL 60606		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:
▪ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (2006-2017),
333 W. Wacker Drive	Administrative	2015	Vice President prior to 2006
Chicago, IL 60606	Officer

▪ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since
901 Marquette Avenue	and Assistant	2013	2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management, LLC (since 2018).

▪ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 60606	Secretary

▪ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly,
1979			Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund
333 W. Wacker Drive	Vice President	2016	Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 60606	and Treasurer

▪ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 60606

▪ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 60606			Financial Risk Manager.

▪ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

▪ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 60606	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

▪ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

▪ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

▪ CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 60606	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen, LLC.

▪ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen, LLC.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 60606

▪ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

▪ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
1968	Vice President		Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
333 W. Wacker Drive	and Secretary	2008	Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Chicago, IL 60606			Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)
▪ GIFFORD R. ZIMMERMAN
Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

1956	Vice President
333 W. Wacker Drive	and Chief	1988
Chicago, IL 60606	Compliance Officer

(1)
   The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
   Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com EAN-C-0321D 1623136-INV-Y-05/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Taxable Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2021	$29,150	$2,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2020	$28,590	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2021	$ 0	$ 0	$ 0	$ 0
March 31, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, Managing Director of Nuveen Asset Management, is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies.  He manages several state-specific municipal bond strategies and related institutional portfolios.  He also serves as portfolio manager for national closed-end funds.  He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

John V. Miller, CFA, serves as the head of Nuveen Municipals for Nuveen Asset Management, responsible for the investment process and performance of the firm’s municipal fixed income group. He is also the lead manager of the High Yield Municipal Bond Strategy, the California High Yield Municipal Bond Strategy, and related institutional portfolios. In addition, he co-manages the All-American Municipal Bond Strategy and the Strategic Municipal Opportunities Strategy and oversees a number of closed-end funds. Mr. Miller’s background features nearly 20 years of experience in the municipal marketplace. Before being named the co-head of Nuveen Municipals in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management for Nuveen Asset Management in 2006. Mr. Miller earned a B.A. in economics and political science from Duke University, an M.A. in economics from Northwestern University and an M.B.A. in finance with honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	10	$5.88 billion
	Other Pooled Investment Vehicles	16	$4.12 billion
	Other Accounts	31	$10.70 billion
John V. Miller	Registered Investment Company	10	$41.19 billion
	Other Pooled Investment Vehicles	11	$968 million
	Other Accounts	13	$71.5 million
*	Assets are as of March 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).  OWNERSHIP OF NBB SECURITIES AS OF MARCH 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Taxable Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 4, 2021